LEASE AGREEMENT


         THIS LEASE AGREEMENT dated as of February 1, 1994 is entered into by THE INDUSTRIAL DEVELOPMENT BOARD OF THE TOWN OF ADDISON, a public corporation organized under the laws of the State of Alabama (the "Issuer"), and Winston County Industrial Development Association, an Alabama general partnership (the "Partnership") composed of the following individuals as general partners (collectively the "Partners"): Robert Lowell Burdick, James C. Caldwell, Stephen
O. Hayes, Jonathan B. Lowe, Michael Patrick Lowe, William Revis McDaniel, John Barry Mixon, David A. Roberson, Rickie D. Romine, Jerry F. Wilson, Jr., and Jonathon D. Wilson.


                                    Recitals

         The Issuer has duly authorized the issuance of its revenue bonds described below (the "Bonds") under and pursuant to a Mortgage and Indenture dated as of February 1, 1994 (the "Indenture") between the Issuer and First Commercial Bank, a banking corporation with its principal office in the City of Birmingham, Alabama (the "Bank"), for the benefit of the registered owners of the Bonds.

         The Bonds to be issued under the Indenture shall be issued in principal amounts of not less than $100,000 each and in an aggregate principal amount of $1,275,000 and shall be designated Industrial Development Revenue Bonds (Winston County Industrial Development Association Project) and dated the date of their initial issuance. The proceeds of the Bonds shall be applied by the Issuer to pay the costs of acquiring certain real property and acquiring, constructing and installing improvements, structures, facilities, fixtures and related personal property thereon for the manufacturing, processing and assembling of manufactured housing and related products (such real property, improvements, structures, facilities, fixtures, and related personal property being hereinafter referred to as the "Project"), including the payment and retirement of obligations heretofore issued by the Issuer for such purpose.

         Pursuant to this Lease Agreement the Issuer has agreed to lease the Project to the Partnership and the Partnership has agreed to pay rentals to the Issuer at times and in amounts sufficient to pay when due the principal of and interest on the Bonds.

         The Bonds shall be limited obligations of the Issuer payable solely out of the rentals payable by the Partnership pursuant to this Lease Agreement and any other revenues, rentals or receipts derived by the Issuer from the leasing or sale of the Project. Pursuant to the Indenture, as security for the payment of the Bonds, the Issuer shall assign and pledge to the Bondholders all right, title and interest of the Issuer in and to this Lease Agreement (except for certain rights to indemnification and reimbursement of expenses granted to the Issuer) and shall mortgage the Project to the Bank for the benefit of the Bondholders. As additional security for the payment of the Bonds the Partnership and the Partners have guaranteed the payment of the Bonds pursuant to a Bond Guaranty Agreement dated as of February 1, 1994 (the "Guaranty") to the Bondholders. Recourse against each of the Partners in his capacity as a general partner of the Partnership and a party to the Guaranty is limited to the extent set forth in this Lease Agreement and the Guaranty.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto covenant, agree and bind themselves as follows:

                                    ARTICLE 1

               Definitions and Other Provisions of General Application

        SECTION 1.01     Definitions

        For all purposes of this Lease Agreement, except as otherwise expressly provided or unless the context otherwise requires:

        (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and vice versa.

        (2) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

        (3) All  references  in  this  instrument   to  designated   "Articles",
"Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

        (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease Agreement as a whole and not to any particular Article, Section or other subdivision.

        (5) The  term  "person"  shall  include   any  individual,  corporation,
partnership, joint venture, association, trust, unincorporated organization and any government or any agency or political subdivision thereof.

            Authorized Issuer Representative shall have the meaning assigned thereto in the Indenture.

            Authorized   Partnership   Representative  shall  have  the  meaning
assigned thereto in the Indenture.

            Bank shall mean First Commercial Bank, Birmingham, Alabama and its successors and assigns with respect to the Indenture.

            Basic Rent shall mean that portion of the rent payable under Section 5.02(a) hereof.

            Bond shall mean collectively any Bond executed and delivered pursuant to the Indenture.

            Bondholder shall mean the registered owner of any Bond.

            Bond Payment Date shall mean a date on which any installment of the principal of (and premium, if any) or interest on the Bonds is due and payable, whether at the stated maturity or due date or on a date fixed for optional or mandatory redemption or prepayment of the Bonds.

            Bond Register   shall  mean  the  register  or  registers   for  the
registration  and transfer of Bonds maintained by the Issuer pursuant to Section
4.04 of the Indenture.

            Business Day shall mean a day, other than a Saturday or Sunday, on which commercial banking institutions are open for business in the State.

            Counsel shall mean a person   qualified to practice law in any State
of the United States or in the District of Columbia who shall be appointed by the Partnership and acceptable to the Bondholders.

            Enabling Law shall mean Division 1, Article 4, Chapter 54, Title 11 (Section 11-54-80 et seq.) of the Code of Alabama 1975.

            Engineer shall mean a person qualified to practice as an engineer under the laws of the State, who shall be appointed by the Partnership and acceptable to the Bondholders.

            Environmental Law shall mean and include all laws, rules, regulations, ordinances, judgments, decrees, codes, orders, injunctions, notices and demand letters of any Governmental Authority applicable to the Partnership or the Project Site (including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq.) relating to pollution or protection of human health or the environment, including any relating to Hazardous Substances.

            Equipment shall have the meaning assigned in Demising Clause III.

            ERISA   shall   mean the Employee Retirement  Income Security Act of
1974, as amended.

            Event of Default shall have the meaning assigned in Article 10. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

            Federal Securities shall mean direct obligations of, or obligations the payment of which is guaranteed by, the United States of America.

            Governmental Authority  shall  mean  any  federal,   state,  county,
municipal, or other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof.

            Hazardous Substances shall mean and include all pollutants, contaminants, toxic or hazardous wastes and other substances (including, but not limited to, asbestos, urea formaldehyde, foam insulation and materials containing either petroleum or any of the substances referenced in Section 101(14) of CERCLA), the removal of which is required or the manufacture, use, maintenance and handling of which is regulated, restricted, prohibited or penalized by an Environmental Law, or, even though not so regulated, restricted, prohibited or penalized, might pose a hazard to the health and safety of the public or the occupants of the property on which it is located or the occupants of the property adjacent thereto.

            Guaranty shall have the meaning assigned in the recitals to this instrument.

            Improvements shall have the meaning assigned in Demising Clause II.

            Indenture shall mean that certain Mortgage and Indenture dated as of February 1, 1994 between the Issuer and the Bank, including any amendments or supplements to such instrument.

            Independent, when used with respect to any person, shall mean a person who (1) is in fact independent, (2) is not related to any of the Partners and does not have any direct financial interest or any material indirect financial interest in common with any of the Partners or in the Partnership, the Issuer or in any other obligor upon the Bonds or in any related party of the Partnership, the Issuer or of such other obligor, and (3) is not connected with any of the Partnership, the Issuer or such other obligor as an officer, employee, partner, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Issuer shall mean the person named as the "Issuer" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Issuer" shall mean such successor corporation.

            Lease Agreement shall mean this instrument as originally executed or as it may at any time be supplemented, modified or amended by one or more supplemental leases or other instruments supplemental hereto.

            Lease Payments shall mean and include all payments of whatever nature or purpose to be made by the Partnership hereunder and all financial obligations of the Partnership undertaken hereby, and shall include, without limiting the generality of the foregoing, all amounts to be paid pursuant to Sections 5.02, 5.04 and 6.06 hereof.

            Lease Term shall mean the duration of the leasehold   estate granted
in Section 5.01 of this Lease Agreement.

            Municipality shall mean the Town of Addison, Alabama.

            Net Proceeds when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all reasonable expenses (including reasonable attorneys' fees and any extraordinary fee of the Bondholders) incurred in the collection of such gross proceeds.

            Outstanding when used with respect to Bonds shall mean, as of the date of determination, all Bonds theretofore executed and delivered under the Indenture, except (1) Bonds theretofore canceled by the Issuer, or (2) Bonds in exchange for or in lieu of which other bonds have been issued under the Indenture.

            Partner shall mean any of the Partners and his assigns, heirs, executors and administrators.

            Partners shall mean collectively Robert Lowell Burdick, James C. Caldwell, Stephen O. Hayes, Jonathan B. Lowe, Michael Patrick Lowe, William Revis McDaniel, John Barry Mixon, David A. Roberson, Rickie D. Romine, Jerry F. Wilson, Jr. and Jonathon D. Wilson and the respective assigns, heirs, executors and administrators thereof.

            Partnership shall  mean  Winston   County   Industrial   Development
Association, an Alabama general partnership, and its successors and assigns.

            Paying Agent shall mean any person authorized by the   Issuer to pay
the principal of (and premium, if any) or interest on any Bonds on behalf of the Issuer.

            Permitted  Encumbrances shall mean: (1)  this  Lease  Agreement  (2)
liens  for  taxes,  assessments  and  other  governmental  charges  that are not delinquent or are currently being contested in good faith by appropriate proceedings and for which adequate reserves have been established by the Partnership, (3) mechanics', workmen's, repairmen's, materialmen's, warehouseman's and carrier's liens and other similar liens for charges which are not delinquent or which are being contested in good faith by appropriate proceedings and for which, in the opinion of the Bondholders, adequate reserves have been established by the Partnership, and (4) such minor defects, irregularities and encumbrances as do not, in the opinion of Bondholders, in the aggregate materially impair the use of the Project, taken as a whole, for the purposes for which it is held by the Issuer.

            Project shall  mean  the   collectively   the  Project   Site,   the
Improvements, the Equipment, and all other property and rights referred to or intended so to be in Demising Clauses I through III, inclusive, hereof.

            Project Costs shall mean all costs of acquiring, constructing, equipping and improving the Project, including without limitation:

                  (1)      the   purchase   price and   related  costs  for  the
            acquisition  of real  property  or any interest therein,

                  (2) the cost of labor, materials and supplies furnished or used in the acquiring, construction, installation or equipping, of the Improvements,

                  (3)      acquisition, transportation   and installation  costs
            for personal property and fixtures,

                  (4)      fees for architectural, engineering and   supervisory
            services,

                  (5) expenses incurred in the enforcementof any remedy against any contractor, subcontractor, materialmen, vendor, supplier or surety,

                  (6)      interest accruing on the Bonds until the Project   is
            placed in service,

                  (7) expenses incurred by the Issuer and the Partnership in connection with the financing of the Project, including legal, consulting and accounting fees,

                  (8) the principal amount of the Issuer's Industrial Development Revnue Bond (Winston County Industrial Development Association Project) dated and issued February 26, 1993 (the "1993 Bond") with respect to the Project and interest thereon during the construction of the Project, and

                  (9) reimbursement to the Partnership for any of the foregoing costs, fees and expenses set forth in (1) through (8) above, paid by it with its own funds, except the principal amount of the 1993 Bond.

            Project Site shall mean  the real   estate described   in   Demising
Clause I.

            Qualified  Investments  shall  have  the meaning  assigned  in   the
Indenture.

            Special Funds shall mean the Construction Fund and any other fund or account established pursuant to the Indenture.

            State shall mean the State of Alabama.

            Unimproved  when used with reference to the Project Site means   any
part or parts of the Project  Site   upon   the   surface of which    no part of
a building or other structure rests.

        SECTION 1.02    Date of Lease Agreement

        The date of this Lease Agreement is intended as and for a date for the convenient identification of this Lease Agreement and is not intended to indicate that this Lease Agreement was executed and delivered on said date, this Lease Agreement being executed on the dates of the respective acknowledgments hereto attached.

        SECTION 1.03    Separability Clause

        If any provision in this Lease Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 1.04    Effect of Headings and Table of Contents

        The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 1.05    Successors and Assigns

        All covenants and agreements in this Lease Agreement by the Issuer or the Partnership or the Partners shall bind their respective successors, assigns, heirs, executors, and administrators, whether so expressed or not.

        SECTION 1.06    Governing Law

        This Lease Agreement shall be construed in accordance with and governed by the laws of the State.

        SECTION 1.07    Execution Counterparts

        This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        SECTION 1.08    Covenant of Quiet Enjoyment

        So long as the Partnership performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Project during the Lease Term subject to all the terms and provisions hereof.

        SECTION 1.09    Issuer's Liabilities Limited

        This Lease Agreement is entered into under and pursuant to the provisions of the Enabling Law. No provision hereof shall be construed to impose a charge against the general credit of the Issuer or any personal or pecuniary liability upon the Issuer except to apply the proceeds to be derived from the sale of the Bonds and the revenues and receipts to be derived from any leasing or sale of the Project or any part thereof as provided herein and in the Indenture.

        SECTION 1.10    Prior Agreements Canceled

        This Lease Agreement shall completely and fully supersede the Inducement Agreement dated September 10, 1992 and all other prior agreements, both written and oral, between the Issuer, the Partnership and the Partners relating to the acquisition and construction of the Project, the leasing of the Project and any options to renew or to purchase; excepting however (a) any deed or other instrument by which the Project Site, or any part thereof, or any interest therein,has been transferred and conveyed to the Issuer and (b) the Abatement Agreement dated September 10, 1992 and any other agreement between the Issuer, the Partnership and the Partners providing for applicable State tax exemptions to apply to the Partnership and the Project. Neither the Issuer, the Partnership nor the Partners shall hereafter have any rights under such prior agreements but shall look solely to this Lease Agreement for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Project.

         SECTION 1.11    Notices

         All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, addressed as follows:

                  (1)     if  to   the Issuer,  at Town Hall, Addison,   Alabama
         35540;
                  (2)     if to the Partnership,  c/o Mr. John Lowe, 1210   21st
         Street, P. O. Box 576,  Haleyville, Alabama 35565;

                  (3)     if to the  Bank,  at  First  Commercial  Bank,    2000
         Southbridge  Parkway,  Birmingham, Alabama; and

                  (4)     if to the Bondholders, at their respective   addresses
         set forth in the Bond Register.

A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Partnership to the other shall also be given to and the Bank. The Issuer, the Partnership, the Bank and the Bondholders may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         SECTION 1.12    The Special Funds

         (a) The Issuer shall cause any money held as a part of the Special Funds to be invested or reinvested in Qualified Investments at the request of, and as directed by, the Partnership.

         (b) If, after full payment of the Bonds, there is any surplus remaining in the Special Funds, the Issuer will promptly pay such surplus to the Partnership.

                                    ARTICLE 2
                         Representations and Warranties

         SECTION 2.01    Representations by the Issuer

         The Issuer makes the following representations:

         (1) The Issuer is duly organized under the provisions of the Enabling Law and has the legal authority and power to enter into the transactions contemplated by this Lease Agreement and to carry out its obligations hereunder. The Issuer is not in default under any of the provisions contained in its certificate of incorporation, as the same may have at any time been amended, its bylaws, or in the laws of the State. By proper corporate action the Issuer has duly authorized the execution and delivery of this Lease Agreement.

        (2) The Issuer has determined that the issuance of the Bonds, the acquisition, construction, and equipping of the Project and the leasing of the same to the Partnership will be in furtherance of the purposes of the Issuer's incorporation and the Enabling Law.

        (3) The Bonds will be issued and delivered contemporaneously with the delivery of this Lease Agreement.

         SECTION 2.02    Representations by the Partnership

         The Partnership is duly organized as a general partnership under the laws of the State of Alabama and the Partners are all of the general partners of the Partnership; is not in violation of any provisions of its partnership agreement or the laws of the State of Alabama; has power and authority to enter into this Lease Agreement; and by proper action of the Partners has duly authorized the execution and delivery of this Lease Agreement.

                                    ARTICLE 3

                                Demising Clauses

         The Issuer, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of the Partnership to be paid, kept and performed, does hereby assign, demise and lease to the Partnership, and the Partnership does hereby accept, lease, take and hire from the Issuer, the following property:

                                       I.

         The following described real property located in Winston County, Alabama, within twenty-five miles of the Municipality and not within the corporate limits or police jurisdiction of any other municipality (the "Project Site"), together with all easements, permits, licenses, rights-of-way, contracts, leases, tenements, hereditaments, appurtenances, rights, privileges and immunities pertaining or applicable to said real property:

PARCEL NO. 1

Begin at the Northeast corner of Section 32, T-9-S, R-6-W; thence West along the North boundary line of said Section 32 a distance of 89.34 feet to the West right-of-way line of Winston County Highway No. 41; thence S 18 31' E along said West right-of-way line a distance of 1042 feet; thence S 71 29' W a distance of 10 feet to the point of beginning of the land herein described; thence Southerly parallel to said West right-of-way line a distance of 596 feet to the North right-of-way line of a paved street; thence S 85 36' W along the North right-of-way line of said street a distance of 579.1 feet; thence N 16 03' W a distance of 486.8 feet; thence N 74 49' E a distance of 567.7 feet to the point of beginning, containing 7.15 acres, more or less, lying and being situated in the NE1/4 of Section 32 and the NW1/4 of Section 33, all in T-9-S, R-6-W; Winston County, Alabama.

PARCEL NO. 2

Begin at the Northeast corner of Section 32, T-9-S, R-6-W; thence West along the North boundary line of said Section 32 a distance of 89.34 feet to the West right-of-way line of Winston County Highway No. 41; thence S 18 31' E along said West right-of-way line a distance of 1042 feet; thence S 71 29' W a distance of 10 feet; thence Southerly parallel to said West right-of-way line a distance of 646 feet to the South right-of-way line of a paved street being the point of beginning of the land herein described; thence Southerly along the West right-of-way line of said Highway No. 41 a distance of 325.7 feet; thence N 70 08' W a distance of 600.7 feet; thence N 16 03' W a distance of 80 feet to the South right-of-way line of said paved street; thence N 85 36' E along said South right-of-way line a distance of 572.4 feet to the point of beginning, containing
2.6 acres, more or less, lying and being situated in the NE1/4 of Section 32 and the NW1/4 of Section 33, all in T-9-S, R-6-W; Winston County, Alabama.

                                       II.

         All buildings, structures, improvements and fixtures now or hereafter constructed, situated or located on the Project Site, as the same may at any time exist (the "Improvements").

                                      III.

         The machinery, equipment, personal property and fixtures described on Exhibit A attached hereto and all other machinery, equipment, personal property and fixtures acquired with the proceeds of the Bonds or with funds advanced or paid by the Partnership pursuant to this Lease Agreement, together with all personal property and fixtures acquired in substitution therefor or as a renewal or replacement thereof (the "Equipment").

SUBJECT, HOWEVER, to Permitted Encumbrances.

                                   ARTICLE 4

                                  The Project

         SECTION 4.01    Acquisition of Project; Project Costs.

         (a) The Issuer has acquired, constructed and installed the Project at the direction of the Partnership and from the principal proceeds derived from the sale of the Bonds the Issuer will pay all Project Costs. All the proceeds of the 1993 Bond were expended for the acquisition, construction and installation of the Project and in addition the Partnership expended more than $25,000 of its own funds therefor. The Project was not completed until after June 1, 1993.

         (b) The Issuer and the Partnership shall from time to time each appoint by written instrument an agent or agents authorized to act for each respectively in any or all matters relating to the acquisition, construction, and equipping of the Project. One of the agents appointed by the Partnership shall be designated its Project Supervisor. Either the Issuer or the Partnership may from time to time, by written notice also filed with the Bank, revoke, amend or otherwise limit the authority of any agent appointed by such party to act on such party's behalf or designate another agent or agents to act on such party's behalf, provided that there shall be at all times at least one agent authorized to act on behalf of the Issuer, and at least one agent (who shall be the Project Supervisor) authorized to act on behalf of the Partnership, with reference to all the foregoing matters.

         SECTION 4.02    No Warranty of Suitability by Issuer

         THE PARTNERSHIP RECOGNIZES THAT SINCE THE PLANS, SPECIFICATIONS AND DIRECTIONS FOR ACQUIRING, CONSTRUCTING AND INSTALLING THE PROJECT ARE FURNISHED BY IT, THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, NOR OFFERS ANY ASSURANCES THAT THE PROJECT WILL BE SUITABLE FOR THE PARTNERSHIP'S PURPOSES OR NEEDS OR THAT THE PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL BE SUFFICIENT TO PAY IN FULL ALL PROJECT COSTS.

         SECTION 4.03    Title Insurance

         (a) The Partnership has obtained a title insurance policy in an amount equal to $1,275,000 insuring the first mortgage in the Project. Any proceeds of such title insurance shall be applied to the prepayment of the Bonds on the earliest Business Day for which the required notice may be given, as provided in the Bonds.


                                    ARTICLE 5
                Duration of Lease Term and Rental Provisions

         SECTION 5.01    Duration of Term

         (a) The term of this Lease Agreement shall begin on the date of the delivery of this Lease Agreement and, subject to the provisions of this Lease Agreement, shall continue until midnight of February 25, 2033.

         (b) Upon payment in full of the Bonds and all fees and expenses of the Bondholders and any Paying Agent, the Partnership shall be entitled to the use and occupancy of the Project from the date of such payment until the expiration of the Lease Term without the payment of any further rent under Article 5 hereof, provided, all references in this Lease Agreement to the Bonds, the Indenture and the Bondholders shall be ineffective and the Bondholders shall not thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested, but otherwise such use and occupancy of the Project by the Partnership shall be on all of the terms and conditions hereof, except that the Partnership shall not be required to carry any insurance for the benefit of the Bondholders.

         SECTION 5.02    Rental and Payment Provisions; Net Lease

         (a) Basic Rent. Not later than each Bond Payment Date, the Partnership shall pay to the Bank as Paying Agent for payment to the respective Bondholders in immediately available funds for the account of the Issuer an amount equal to the principal of and interest on the Bonds maturing and coming due on such Bond Payment Date (herein called "Basic Rent").

         (b) Additional Rent. The Partnership shall pay as additional rent to the Bank the reasonable fees, charges and expenses of the Bank for necessary services rendered by it and expenses incurred by it under the Indenture, as and when the same become due.

         (c) Prepayment of Bonds. The Partnership acknowledges and agrees that prepayment of the Bonds is required in certain events, including without limitation damage to or condemnation of the Project as more particularly set forth in this Lease Agreement, and the Partnership hereby covenants and agrees to make available to the Issuer for such prepayment all funds required to be so provided in such events.

         (d) Net Lease. The Partnership recognizes, acknowledges and agrees that it is the intention hereof that this Lease Agreement be a net lease and that until the Bonds are fully paid Basic Rent shall be in such amounts and shall be due at such times as shall be required to pay the installments of principal of and interest on the Bonds as the same mature and become due and payable and all additional rent shall be available for the purposes specified therefor. This Lease Agreement shall be construed to effectuate such intent.

         SECTION 5.03    Advances by Issuer or Bondholders

         In the event that the Partnership fails to perform or observe any of its covenants in this Lease Agreement, the Issuer or the Bondholders (or the Bank on behalf of the Bondholders), after first notifying the Partnership of any such failure may (but shall not be obligated to) make advances to effect performance or observance of such covenants on behalf of the Partnership. All amounts so advanced therefor by the Issuer or the Bondholders, together with interest thereon from the date of advancement at the Bank's prime rate per annum or the maximum rate of interest allowed by law, whichever is less, shall become an additional obligation payable by the Partnership to the Issuer or to the Bondholders upon demand and secured hereby.

         SECTION 5.04    Indemnity of Issuer, Bank and Bondholders

         (a) The Partnership agrees to pay, and to indemnify and hold the Issuer, the Bank and the Bondholders harmless against, any and all liabilities, losses, damages, claims or actions (including all reasonable attorneys' fees and expenses of the Issuer, the Bank or the Bondholders, as the case may be), of any nature whatsoever incurred by the Issuer, the Bank or the Bondholders, as the case may be, without gross negligence on its part, arising from or in connection with the ownership of any interest in the Project or the leasing thereof and granting of security interests therein, or its performance or observance of any covenant or condition on its part to be observed or performed under this Lease Agreement or the Indenture, including without limitation, (1) any injury to, or the death of, any person or any damage to property at the Project, or in any manner growing out of or connected with the use, nonuse, condition or occupation of the Project or any part thereof, (2) any damage, injury, loss or destruction of the Project, (3) any other act or event occurring upon, or affecting, any part of the Project, (4) violation by the Partnership of any contract, agreement or restriction affecting the Project or the use thereof or of any law, ordinance or regulation affecting the Project or any part thereof or the ownership, occupancy or use thereof, and (5) liabilities, losses, damages, claims or actions arising out of the offer and sale of the Bonds or a subsequent sale of the Bonds or any interest therein, unless the same resulted from a representation or warranty of the Issuer in this Lease Agreement or any certificate delivered by the Issuer pursuant thereto being false or misleading in a material respect and such representation or warranty was not based upon a similar representation or warranty of the Partnership furnished to the Issuer in connection therewith. The covenants of indemnity by the Partnership contained in this Section shall survive the termination of this Lease Agreement.

         (b) The Partnership hereby agrees that (1) the Issuer shall not incur any liability to the Partnership, and (2) the Issuer shall be indemnified against all liabilities with respect to any action taken by the Issuer in exercising or refraining from asserting, maintaining or exercising any right, privilege or power of the Issuer under the Indenture if the Issuer is acting in good faith and without gross negligence or in reliance upon a written request by the Partnership.

         (c) The Partnership further agrees to indemnify each Bondholder for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the exercise or performance of any of its powers, rights, or duties under the Indenture.

         SECTION 5.05 Obligations of Partnership Unconditional; Limited Recourse Against Partners

         (a) The obligations of the Partnership to make all rental and other payments required under Section 5.02 hereof and the other provisions of this Lease Agreement and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set- off, recoupment or counterclaim the Partnership might otherwise have against the Issuer, the Bank or the Bondholders. The Partnership will not suspend or discontinue any such payment or fail to perform and observe any of its other agreements and covenants contained herein or terminate this Lease Agreement for any cause whatsoever, including, without limiting the generality of the foregoing, failure of the Issuer to complete the Project; any acts or circumstances that may constitute an eviction or constructive eviction; failure of consideration or commercial frustration of purpose; the invalidity of, or of any provision contained in, this Lease Agreement, the Indenture or the Bonds; or any damage to or destruction of the Project or any part thereof, or the taking by eminent domain of title to or the right to temporary use of all or any part of the Project; or any change in the tax or other laws or administrative rulings, actions or regulations of the United States of America or of the State or any political or taxing subdivision of either thereof; or any failure of the Issuer to perform and observe any agreement or covenant, whether express or implied, or any duty, liability or obligation arising out of or in connection with this Lease Agreement. Notwithstanding the foregoing, the Partnership may, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding, or take any other action involving third persons which the Partnership deems reasonably necessary in order to secure or protect its rights of use and occupancy and the other rights hereunder. The provisions of the first and second sentences of this
Section 5.05 shall apply only so long as any of the Bonds remain Outstanding.

         (b) (1) Anything herein to the contrary notwithstanding, the obligation and liability of each respective Partner, in his capacity as a general partner of the Partnership, for payment of the Lease Payments is hereby expressly limited to and shall not exceed that portion of the Lease Payments determined by multiplying the same by the Percentage of Liability for such Partner set forth opposite the name of such Partner below:

    Name of Partner                            Percentage of Liability

Robert Lowelll Burdick                               12.5%

James C. Caldwell                                    12.5%

Stephen O. Hayes                                     12.5%

William R. McDaniel                                  12.5%

John Barry Mixon                                     12.5%

David A. Roberson                                    12.5%

Rickie D. Romime                                     12.5%

Jerry F. Wilson, Jr.                                 12.5%

Jonathon D. Wilson                                   12.5%

Jonathon B. Lowe                                      6.25%

Michael Patrick Lowe                                  6.25%


                  (2) The Issuer, the Bank and the Bondholders recognize, acknowledge and agree that, as a condition of and a consideration for the execution and delivery of this Lease Agreement, the Issuer, the Bank and the Bondholders shall have no recourse against any Partner for payment of any portion of the Lease Payments in excess of the Percentage of Liability of such Partner for such Lease Payments as set forth above.

                  (3) In the event any other provision of this Lease Agreement is inconsistent or in conflict with the provisions of this Section 5.05(b), the provisions of this Section 5.05(b) shall govern and control in all respects.

                                    ARTICLE 6

            Maintenance, Alterations, Replacements, Insurance; and
                             Environmental Compliance

         SECTION 6.01    Maintenance and Repairs

         (a) The Partnership will, at its own expense, (1) keep the Project in as reasonably safe condition as operations permit, (2) from time to time make all necessary and proper repairs, renewals and replacements thereto, and (3) pay all gas, electric, water, sewer and other charges for the operation, maintenance, use and upkeep of the Project.

         (b) The Partnership will not permit any mechanics' or other liens to stand against the Project or the Project Site for labor or material furnished it. The Partnership may, however, in good faith contest any such mechanics' or other liens and in such event may permit any such liens to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action the lien of the Indenture on the Project or any part thereof, or the Project or any part thereof shall be subject to loss or forfeiture, in either of which events such mechanics' or other liens shall be promptly satisfied.

         (c) The Partnership may, at its own expense, make structural changes, additions, improvements, alterations or replacements to the Improvements that they may deem desirable, provided that the Partnership demonstrate to the satisfaction of the Bondholders that such additions, improvements, alterations or replacements will not adversely affect the utility of the Project or substantially reduce its value and will not change the character of the Project as a "project" under the Enabling Law. In lieu of making such additions, improvements or alterations itself, the Partnership may furnish to the Issuer the funds necessary therefor, in which case the Issuer will proceed to make such changes, additions, improvements, alterations or replacements. All such changes, additions, improvements, alterations and replacements whether made by the Partnership or the Issuer shall become a part of the Project and shall be covered by this Lease Agreement and the Indenture.

         (d) The Partnership may connect or "tie-in" walls of the Improvements and utility and other facilities located on the Project Site to other structures and facilities owned or leased by the Partnership on real property adjacent to the Project Site. The Partnership may use as a party wall any wall of the Improvements which is on or contiguous to the boundary line of real property owned or leased by Partnership, and in the event of such use, each party hereto hereby grants to the other a ten-foot easement adjacent to any such party wall for the purpose of inspection, maintenance, repair and replacement thereof and the tying in of new construction. If the Partnership utilizes any wall of the Improvements as a party wall for the purpose of tying in new construction that will be utilized under common control with the with the Project, the Partnership may also remove any non- loadbearing wall panel in the party wall; provided, however, if the adjacent property ceases to be operated under common control with the Project, the Partnership will at its expense, install wall panels similar in quality to those that have been removed. Prior to the exercise of any one or more of the rights granted by this subsection (d), the Partnership shall demonstrate to the satisfaction of the Bondholders that the operation of the Project will not be adversely affected thereby.

         (e) The Issuer will also, upon request of the Partnership, grant such utility and other similar easements over, across or under the Project Site as shall be necessary or convenient for the furnishing of utility and other similar services to the Project or to real property adjacent to or near the Project Site; provided that such easements shall not adversely affect the operation of the facilities forming a part of the Project.

         SECTION 6.02    Removal of, Substitution and Replacement for Equipment

         The Issuer and the Partnership recognize that portions of the Equipment may from time to time become inadequate, obsolete, wornout, unsuitable, undesirable or unnecessary in the operation of the Project, but the Issuer shall not be under any obligation to renew, repair or replace any such Equipment. If the Partnership in its sole discretion determines that any item of Equipment has become inadequate, obsolete, wornout, unsuitable, undesirable or unnecessary in the operation of the Project, the Partnership may remove such Equipment from the Project Site and (on behalf of the Issuer) sell, trade in, exchange or otherwise dispose of it without any responsibility or accountability to the Issuer or the Bondholders therefor, provided that the Partnership shall either substitute and install in or on the Project Site other personal property or fixtures having equal or greater utility (but not necessarily the same value or function) in the operation of the Project, which such substituted personal property or fixtures shall be: (a) free of all liens and encumbrances, (b) the sole property of the Issuer, and (c) a part of the Equipment subject to the demise hereof and to the lien of the Indenture held by the Partnership on the same terms and conditions as the items originally comprising the Equipment; provided, however, such removal and substitution shall not impair the operating unity of the Project or change the nature of the Project as a "project" under the Enabling Law.

         SECTION 6.03    Taxes, Other Governmental Charges and Utility Charges

         (a) The Partnership will pay, as the same respectively become due, (1) all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any other property installed or brought by the Partnership on the Project Site, including without limitation any taxes levied on or with respect to the revenues, income or profits of the Issuer from the Project and any other taxes levied upon or with respect to the Project which, if not paid, will become a lien on the Project prior to or on a parity with the lien of the Indenture or a charge on the revenues and receipts from the Project prior to or on a parity with the charge thereon and pledge or assignment thereof created and made in the Indenture and including any ad valorem taxes assessed upon the Partnership interest in the Project, and (2) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project, provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Partnership shall be obligated to pay only such installments as are required to be paid during the Lease Term. The foregoing provisions of this Section shall be effective only so long as any part of the principal of or the interest on the Bonds remains Outstanding and unpaid.

         (b) The Partnership may, at its expense and in its name and behalf or in the name and behalf of the Issuer, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, provided that during such period enforcement of such contested items shall be effectively stayed. The Issuer, at the expense of the Partnership, will cooperate fully with the Partnership in any such contest.

         SECTION 6.04    Insurance Required

         (a) The Partnership will take out and continuously maintain in effect the following insurance with respect to the Project, paying as the same become due all premiums with respect thereto:

                  (1)  Insurance to the extent of the full  replacement  cost of the Project, unless the insurer certifies to the Bond- holders that the insured amount will be sufficient to pay the Bonds in full after giving effect to any co-insurance provision, against loss or damage by fire, tornado and windstorm, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State.

                  (2) Insurance against liability for bodily injury to or death of persons and for damage to or loss of property occurring on or about the Project or in any way related to the condition or operation of the Project, in the minimum amounts of $2,000,000 combined single limit for any one occurrence and $2,000,000 in the aggregate for any one year.

                  (3) Flood insurance under the national flood insurance program established by the Flood Disaster Protection Act of 1973, as at any time amended, at all times while the Project is eligible under such program, in a amount at least equal to the unpaid principal amount of the Bonds or to the maximum limit of coverage made available with respect to the Project under said Act, whichever is less.

                  (4) During the period of acquisition and construction of any part of the Project, builders' risk insurance in the amount of the full replacement value of the Project against all losses which are normally covered by such builders' risk insurance. The Partnership may satisfy their obligations with respect to the builder's risk insurance by causing such insurance to be carried by a construction contractor for any part of the Project.

                  (5) Use and occupancy insurance (or business interruption or risk insurance) covering suspension or interruption of the Partnership operations at the Project in whole or in part, with such exemptions as are customarily imposed by insurers, covering a period of suspension or interruption of at least six months with a minimum limit in an amount equal to 100% of the maximum amount to be paid as Basic Rent, additional rent and other payments under Section 5.02 hereof during the then current or any subsequent year.

         (b) All policies evidencing the insurance required by the terms of this Section shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State to assume the respective risks undertaken. All such insurance policies shall name as insureds the Issuer, the Bank on behalf of the Bondholders and the Partnership (as their respective interests shall appear) and shall contain standard mortgage clauses providing for all losses thereunder in excess of $25,000 to be paid jointly to the Bank on behalf of the Bondholders and the Partnership; provided that all losses (including those in excess of $25,000) may be adjusted by the Partnership, subject, in the case of any single loss in excess of $25,000, to the approval of the Bank on behalf of the Bondholders. The Partnership may insure under a blanket policy or policies.

         (c) Each insurance policy required to be carried by this Section shall contain, to the extent obtainable, an agreement by the insurer that (1) the Partnership may not, without the consent of the Bank on behalf of the Bondholders, cancel or materially amend such insurance or sell, assign or dispose of any interest in such insurance, such policy, or any proceeds thereof,
(2) such insurer will notify the Issuer and the Bank on behalf of the Bondholders if any premium shall not be paid when due or any such policy shall not be renewed prior to the expiration thereof, and (3) such insurer shall not cancel any such policy except on thirty (30) days' prior written notice to the Issuer and the Bank on behalf of the Bondholders.

         (d) All policies evidencing the insurance required to be carried by this Section shall be deposited with the Bank on behalf of the Bondholders; provided, however, that in lieu thereof the Partnership may deposit with the Bank on behalf of the Bondholders a certificate or certificates of the respective insurers attesting the fact that such insurance is in force and effect. Prior to the expiration of any such policy, the Partnership will furnish to the Bank on behalf of the Bondholders evidence reasonably satisfactory to the Bank on behalf of the Bondholders that such policy has been renewed or replaced by another policy or that there is no necessity therefor under this Lease Agreement.

         (e) Anything in this Section to the contrary notwithstanding, the Partnership shall have the right to change insurers from time to time as it deems necessary or desirable.

         SECTION 6.05 Installation By Partnership of Own Machinery and Equipment

         The Partnership may, at its own expense, install in the Improvements or on the Project Site any personal property or fixtures which in the judgment of the Partnership will facilitate the operation of the Project. Any such personal property or fixtures which is so installed and does not constitute a substitution or replacement for the Equipment pursuant to Section 6.02 hereof shall be and remain the property of the Partnership and may be removed by the same at any time and from time to time while there is no default under the terms of this Lease Agreement; provided, however, that any damage to the Project occasioned by such removal shall be repaired by the party removing such property at its own expense.

         SECTION 6.06    Environmental Compliance

         (a) The Partnership shall (1) not, and shall not permit any other person to, bring any Hazardous Substances onto the Project Site except any such Hazardous Substances that are used in the ordinary course of the contemplated businesses as to be conducted on the Project Site and that are handled, stored, used and disposed of in accordance with applicable Environmental Laws; (2) if any other Hazardous Substances are brought or found on the Project Site immediately remove and properly dispose of the same in accordance with applicable Environmental Laws; (3) cause the Project Site and the operations conducted thereon (including all operations conducted thereon by other persons) to comply with all Environmental Laws; (4) permit the Bondholders from time to time to inspect the Project Site and observe the operations thereon; (5) undertake any and all preventive, investigatory and remedial action (including emergency response, removal, clean up, containment and other remedial action) that is (A) required by any applicable Environmental Law or (B) necessary to prevent or minimize any property damage (including damage to any of the Project
Site), personal injury, or harm to the environment, or the threat of any such damage or injury, by releases of or exposure to Hazardous Substances in connection with the Project Site or the operations on the Project Site; (6) promptly give notice to the Bondholders in writing if the Partnership should become aware of (A) any spill, release or disposal of any Hazardous Substances, or imminent threat thereof, at the Project Site, in connection with the operations on the Project Site, or at any adjacent property that could migrate to, through or under the Project Site, (B) any violation of Environmental Laws regarding the Project Site or operations on the Project Site, and (C) any investigation, claim or threatened claim under any Environmental Law, or any notice of violation under any Environmental Law, involving the Partnership or the Project Site; and (7) deliver to the Bondholders, at the Bondholders request, copies of any and all documents in the Partnership's possession or to which the Partnership has access relating to Hazardous Substances or Environmental Laws and the Project Site, and the operations on the Project Site, including laboratory analyses, site assessments or studies, environmental audit reports and other environmental studies and reports.

         (b) If the Bondholders at any time reasonably believes that the Partnership is not complying with all applicable Environmental Laws or the requirements hereof regarding the same, or that a material spill, release or disposal of Hazardous Substances has occurred on or under the Project Site, the Bondholders may require the Partnership to furnish to the Bondholders an environmental audit or site assessment reasonably satisfactory to the Bondholders with respect to the matters of concern to the Bondholders. Such audit or assessment shall be performed at the expense of the Partnership by a qualified consultant approved by the Bondholders.

         (c) The Partnership hereby warrants that, to the best of the information, knowledge and belief thereof (1) there are no civil, criminal or administrative environmental proceedings involving the Project Site that are pending or to the knowledge of the Partnership threatened; (2) the Partnership knows of no facts or circumstances that might give rise to such a proceeding in the future; (3) the Project Site is in compliance with all applicable federal, state and local statutory and regulatory environmental requirements; and (4) the Project Site is free from any and all Hazardous Substances.

         (d) The Partnership shall defend, indemnify and save harmless the Issuer, the Bank and the Bondholders from and against any and all claims, causes of action, judgments, damages, fines, penalties, and other losses, costs and expense, including reasonable attorneys' fees and costs of investigation and litigation, asserted against or suffered by the Bondholders that are related to or arise out of or result from the presence of Hazardous Substances now or hereafter on or under or included in the Project Site or in violation of any Environmental Law, and any clean up or removal of, or other remedial action with respect to, any Hazardous Substances now or hereafter located on or under or included in the Project Site, or any part thereof, that may be required by any Environmental Law or Governmental Authority. The provisions of this Section 6.06 shall survive the termination of this Lease Agreement with respect to claims and losses asserted against or suffered by the Issuer, the Bank and the Bondholders.


                                     ARTICLE 7

                          Provisions Respecting Damage,
                          Destruction and Condemnation

         SECTION 7.01    Damage and Destruction

         (a) If the Project or the Project Site is damaged to such extent that the claim for loss resulting from such destruction or damage is not greater than $25,000, the Partnership will continue to pay Basic Rent and all other additional rent and payments required to be paid hereunder and will promptly repair, rebuild or restore the property damaged and will apply for such purpose so much as may be necessary of Net Proceeds of insurance resulting from claims for such losses, as well as any additional moneys of the Partnership necessary therefor. If the cost of such repairs, rebuilding and restoration is less than the amount of Net Proceeds of the insurance referable thereto, the Partnership may retain the amount by which such insurance proceeds exceed said total cost.

         (b) If the Project or the Project Site is destroyed or is damaged to such extent that the claim for loss resulting from such destruction or damage is in excess of $25,000, the Partnership will continue to pay Basic Rent and all other additional rent and payments required to be paid hereunder and will promptly give written notice of such damage and destruction to the Bank for the benefit of the Bondholders and the Issuer. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Bank for the benefit of the Bondholders, whereupon (1) the Partnership, or the Issuer at the direction of the Partnership, will proceed promptly to repair, rebuild or restore the property damaged or destroyed to substantially the same condition in which it existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Partnership and as will not impair the operating unity of the Project or its character as a "project" under the Enabling Law, and (2) the Bank for the benefit of the Bondholders will pay the costs of such repair, rebuilding or restoration, either on completion thereof, or as the work progresses, upon appropriate verification of costs. The balance, if any, of Net Proceeds of insurance remaining after the payment of all of the costs of such repair, rebuilding or restoration shall be applied to the redemption of Bonds in whole or in part (depending on the amount of such excess) in the same manner and order specified in Section 8.07 of the Indenture for moneys collected or held by the Bank for the benefit of the Bondholders, or, if the Bonds are fully paid, shall be paid to the Partnership.

         (c) In the event the Net Proceeds of insurance are not sufficient to pay in full the costs of repairing, rebuilding and restoring the Project as provided in this Section, the Partnership will nonetheless complete the work thereof and will pay that portion of the costs thereof in excess of the amount of said Net Proceeds or will pay to the Bank for the benefit of the Bondholders for the account of the Issuer the moneys necessary to complete said work. The Partnership shall not by reason of the payment of such excess costs (whether by direct payment thereof or payment to the Bank for the benefit of the Bondholders therefor) be entitled to any reimbursement from the Issuer or any abatement or diminution of the rents payable hereunder.

         (d) Anything in this Section to the contrary notwithstanding, if as a result of such damage or destruction (regardless of whether the loss resulting therefrom is greater than $25,000 or not) the Partnership is entitled to exercise an option to purchase the Project and duly do so in accordance with
Section 11.03 hereof, then neither the Partnership nor the Issuer shall be required to repair, rebuild or restore the property damaged or destroyed, and so much (which may be all) of any Net Proceeds referable to such damage or destruction as shall be necessary to provide for full payment of the Bonds shall be paid to the Bank for the benefit of the Bondholders and the excess thereafter remaining (if any) shall be paid to the Partnership.

         SECTION 7.02    Condemnation

         (a) If title to, or the temporary use of, the Project or the Project Site or any part thereof shall be taken under the exercise of the power of eminent domain, the Partnership shall be obligated to continue to make the rental and other payments required to be paid under this Lease Agreement, and the entire Net Proceeds referable to such taking, including the amounts awarded to the Issuer and the Bondholders and the amount awarded to the Partnership for the taking of all or any part of the leasehold estate of the Partnership in the Project, shall be paid to the Bank for the benefit of the Bondholders and applied in one or more of the following ways as shall be directed in writing by the Partnership:

                  (1) To the restoration of the remaining Improvements located on the Project Site to substantially the same condition in which they existed prior to the exercise of the power of eminent domain.

                  (2) To the acquisition by construction or otherwise, of other structures, facilities and improvements suitable for the operations of the Partnership (the same to be subject to this Lease Agreement and the Indenture and be covered thereby) provided such acquisition shall become a part of the Project and shall not result in the creation or establishment of any liens or encumbrances on the Project prior to the lien of the Indenture.

         (b) In the event the Net Proceeds are not sufficient to fully provide for the foregoing, the Partnership will nonetheless complete the work thereof and will pay to the Bank for the benefit of the Bondholders for the account of the Issuer that portion of the costs thereof in excess of the amount of the Net Proceeds or will pay the moneys necessary to complete said work. The Partnership shall not by reason of the payment of such costs (whether by direct payment thereof or payment to the Bondholders therefor) be entitled to any reimbursement from the Issuer or any abatement or diminution of the rents payable hereunder.

         (c) Any balance of such Net Proceeds remaining after the application thereof as provided in subsection (a) of this Section shall be applied to the redemption of Bonds in whole or in part (depending on the amount of such excess) in the same manner and order specified in Section 8.07 of the Indenture for moneys collected or held by the Bank for the benefit of the Bondholders, or, if the Bonds are fully paid, shall be paid to the Partnership.

         (d) The Issuer shall cooperate fully with the Partnership in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and will, to the extent it may lawfully do so, permit the Partnership to litigate in any such proceeding in the name and behalf of the Issuer. In no event will the Issuer settle, or consent to the settlement of, any prospective or pending condemnation proceeding without the prior written consent of the Partnership.

         (e) Anything in this Section to the contrary notwithstanding, if as a result of such taking, the Partnership is entitled to exercise an option to purchase the Project and duly do so in accordance with Section 11.03 hereof, then any Net Proceeds referable to such taking as shall be necessary to provide for full payment of the Bonds shall be paid to the Bank for the benefit of the Bondholders, and the excess thereafter remaining (if any) shall be paid to the Partnership.

         (f) The Partnership shall be entitled to the Net Proceeds of any award or portion thereof made for damage to or taking of its own property not included in the Project.

                                  ARTICLE 8

                   Certain Provisions Relating to Assignment,
             Subleasing, Mortgaging and Redemption of the Bonds

         SECTION 8.01    Provisions Relating to Assignment and
 Subleasing

         The Partnership may assign this Lease Agreement and the leasehold interest created hereby and may sublet the Project or any part thereof, subject, however, to the following conditions:

         (a) No such assignment or subleasing and no dealings or transactions between the Issuer or the Bondholders and any assignee or sublessee shall in any way relieve the Partnership from primary liability for any of its obligations hereunder. In the event of any such assignment or subleasing the Partnership shall continue to remain primarily liable for the payment of all rentals herein provided to be paid by it and for the performance and observance of the other agreements and covenants on its part herein provided to be performed and observed by it.

         (b) The Partnership will not assign the leasehold interest created hereby nor sublease the Project or any part thereof to any person, firm, partnership, corporation or entity of any description whatsoever unless the operations of such assignee or sublessee are consistent with, and in furtherance of, the purpose of the Enabling Law.

         (c) The Partnership shall furnish to the Issuer and the Bank for the benefit of the Bondholders a true and complete copy of each such assignment or sublease promptly after the delivery thereof and shall assign its rights thereunder to the Issuer and the Bank for the benefit of the Bondholders as additional security for the obligations of the Partnership hereunder.

         SECTION 8.02    Assignment of Lease Agreement and Rents by the Issuer

         (a) The Issuer has, simultaneously with the delivery of this Lease Agreement, assigned its interest in and pledged any money receivable under this Lease Agreement (other than certain rights to indemnification and reimbursement) to the Bank for the benefit of the Bondholders as security for payment of the principal of and the interest on the Bonds and the Partnership hereby consents to such assignment and pledge. The Issuer has in the Indenture obligated itself to follow the instructions of the Bondholders in the election or pursuit of any remedies herein vested in it. The Bondholders shall have all rights and remedies herein accorded to the Issuer and any reference herein to the Issuer shall be deemed, with the necessary changes in detail, to include the Bondholders, and the Bondholders are deemed to be a third party beneficiary of the covenants, agreements and representations of the Partnership herein contained.

         (b) Prior to the payment in full of the Bonds, the Issuer and the Partnership shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Bondholders. The Issuer will not amend the Indenture or any indenture supplemental thereto without the prior written consent of the Partnership. Neither the Issuer nor the Partnership will unreasonably withhold any consent herein or in the Indenture required of either of them.

         (c) The Partnership shall not be deemed to be a party to the Indenture or the Bonds, and reference in this Lease Agreement to the Indenture and the Bonds shall not impose any liability or obligation upon the Partnership other than its specific obligations and liabilities undertaken in this Lease Agreement.

         SECTION 8.03 Restrictions on Mortgage or Sale of Project by Issuer; Consolidation or Merger of, or Transfer of Assets by, Issuer

         Except as provided in the Indenture, the Issuer will not mortgage, sell, assign, transfer, convey or grant a security interest in the Project, or merge or consolidate with, or transfer its assets to, any person.

         SECTION 8.04    Redemption of Bonds

         (a) Upon the occurrence of any event which gives rise to any mandatory redemption of Bonds, the Issuer will redeem any or all of the same in accordance with the respective provisions thereof and the Indenture.

         (b) If the Bonds are subject to optional redemption, the Issuer will, but only upon the written request of the Partnership, redeem the same in accordance with the respective provisions thereof and the Indenture.

         (c) On any redemption or prepayment date with respect to the Bonds, the Partnership shall pay to the Bank for the benefit of the Bondholders for the account of the Issuer the applicable redemption price with respect to the Bonds.

                                   ARTICLE 9

                   Covenants of the Partnership and the Partners

         SECTION 9.01    Covenants of the Partnership

         The Partnership hereby covenants and agrees that, so long as the Bonds are Outstanding:

         (a) The Partnership will not do or permit anything to be done at the Project that will affect, impair or contravene any policies of insurance that may be carried on or with respect to the Project or any part thereof. The Partnership will comply with all valid laws, regulations, ordinances, and requirements applicable to the Project.

         (b) The Partnership will permit the Issuer, the Bondholders, and their respective duly authorized agents at all reasonable times to enter upon, examine and inspect the Project and in the event of default as hereinafter provided, the Partnership will permit a public accountant or firm of public accountants designated by any Bondholder to have access to, inspect, examine and make copies of the books and records, accounts and data of the Partnership.

         (c) The Partnership will maintain proper books of record and account, in which full and correct entries will be made, in accordance with generally accepted accounting principles, of all its business and affairs. The Partnership shall furnish to the Issuer and to the Bondholders with reasonable promptness such financial statements and data as may be reasonably requested thereby, including without limitation annual financial statements of the Partnership and annual operating statements with respect to the Project.

         (d) The Partnership will maintain and preserve its existence as a general partnership under the laws of the State of Alabama and will not voluntarily dissolve without first discharging its obligations under this Lease Agreement and will comply with all valid laws, ordinances, regulations and requirements applicable to it or to its property and the Project.

         (e) The Partnership will not transfer or dispose of all, substantially all, or any substantial portion, of it assets (either in a single transaction or in a series of related transactions) without the prior written consent of the Bondholders.

         (f) The Partnership will not sell, assign, mortgage, pledge, transfer or convey all or any part of its interest in this Lease Agreement or in the Project, provided, however the foregoing shall not impair or restrict the right of the Partnership as elsewhere permitted under this Lease Agreement to assign this Lease Agreement and the leasehold interest created hereby or to sublet the Project or any part thereof.

         (g) The Partnership will duly pay and discharge all taxes, assessments and other governmental charges and liens lawfully imposed on the Partnership, upon the properties and interests of the Partnership, and the Project.

         (h) The Partnership shall file, record, refile and rerecord all financing statements, continuation statements, documents or other notices as are necessary to perfect and to maintain the Issuer's title to and interest in the Project and to perfect and maintain the security interest of the Bondholders in the Project and shall submit evidence of such filing, recording, refiling and rerecording to the Bondholders.

         (i) The Partnership hereby represents and warrants that (1) the execution and delivery of this Lease Agreement and the Guaranty will not involve any prohibited transactions within the meaning of ERISA or
         Section 4975 of the Internal Revenue Code, as amended; (2) based upon ERISA and the regulations and published interpretations thereunder, the Partnership is in compliance in all material respects with the applicable provisions of ERISA; (3) no "Reportable Event" as defined in Section 4043(b) of Title IV of ERISA, has occurred with respect to any plan maintained by the Partnership; and (4) there are no liens on the real or personal property of the Partnership pursuant to
         Section  4068 of ERISA.

         SECTION 9.02    Covenants of the Partners

         Each of the Partners, by his execution and delivery of the Guaranty in his capacity as a general partner of the Partnership, does hereby covenant and agree individually as follows:

         (a) Such Partner will maintain proper books of record and account in accordance with generally accepted accounting principles, of all his business and affairs and shall furnish to the Bondholders with reasonable promptness such financial information relative to such Partner as the Bondholders shall reasonably request; and

         (b) Such Partner will not transfer or convey any substantial portion of his property, assets or licenses without receipt of consideration therefor consisting of the fair market value thereof.


                                     ARTICLE 10

                         Events of Default and Remedies

         SECTION 10.01   Events of Default Defined

         The following shall be events of default under this Lease Agreement and the term "event of default" shall mean, whenever used in this Lease Agreement, any one or more of the following events:

         (1) Failure to pay any installment of Basic Rent, or any other amount due and payable under Section 5.02(a) hereof, that has become due and payable by the terms of this Lease Agreement and such failure continues for a period of three Business Days after such payment becomes due.

         (2) Failure by the Partnership to observe and perform any covenant, condition or agreement on its part to be observed or performed pursuant to this Lease Agreement or the Guaranty, other than as referred to in subsection (a) of this Section, for a period of fifteen days after written notice, specifying such failure and requesting that it be remedied, given to the Partnership by the Issuer, the Bank or the Bondholders, provided that if such default is of a kind which cannot reasonably be cured within such fifteen- day period, the
Partnership shall have a reasonable period of time within which to cure such default, provided that it begin to cure the default promptly after its receipt of such written notice and proceeds in good faith, and with due diligence, to cure such default.

         (3) The dissolution or liquidation of the Partnership; or the filing by the Partnership or any of the Partners of a voluntary petition in bankruptcy; or failure by the Partnership or any of the Partners promptly to lift any execution, garnishment or attachment of such consequence as will impair the ability of the same to perform its or his obligations hereunder; the Partnership or any of the Partners seeking of or consenting to or acquiescing in the appointment of a receiver of all or substantially all the property thereof or of the Project; or the adjudication of the Partnership or any of the Partners as a bankrupt; or any assignment by the Partnership or any of the Partners for the benefit of its or his creditors; or the entry by the Partnership or any of the Partners into an agreement of composition with its or his creditors; or if a petition or answer is filed by the Partnership or any of the Partners proposing the adjudication of the same as a bankrupt or its or his reorganization, arrangement or debt readjustment under any present or future federal bankruptcy code or any similar federal or state law in any court; or if any such petition or answer is filed by any other person and such petition or answer shall not be stayed or dismissed within one hundred twenty days.

         (4) Any warranty, representation or other statement by or on behalf of the Partnership and contained in this Lease Agreement or in the Guaranty or in any other document or certificate furnished by the Partnership in connection with the issuance of the Bonds shall be false, untrue or misleading in any material respect at the time made and the same shall not be made good or remedied within thirty days after written notice thereof to the Partnership by the Bondholders, the Bank or the Issuer.

         (5) An event of default under the Indenture or the Guaranty.

         SECTION 10.02   Remedies on Default

         Whenever any such event of default shall have happened and be continuing, the Bondholders (or the Bank on their behalf) may take any of the following remedial steps:

         (1) Declare all installments of Basic Rent, and any other payments to be paid under Section 5.02(a) hereof, payable under this Lease Agreement for the remainder of the Lease Term to be immediately due and payable, whereupon the same shall become immediately due and payable.

         (2) Reenter the Project Site, without terminating this Lease Agreement, and, upon ten days' prior written notice to the Partnership, relet the Project or any part thereof for the account of the Partnership, for such term (including a term extending beyond the Lease Term) and at such rentals and upon such other terms and conditions, including the right to make alterations to the Project or any part thereof, as the Bondholders (or the Bank on their behalf) may deem advisable, and such reletting of the Project shall not be construed as an election to terminate this Lease Agreement nor relieve the Partnership of its obligations to pay Basic Rent and additional rent or to perform any of their other obligations under this Lease Agreement, all of which shall survive such reentry and reletting, and the Partnership shall continue to pay Basic Rent and all additional rent provided for in this Lease Agreement until the end of the Lease Term, less the net proceeds, if any, of any reletting of the Project after deducting all expenses of the Bondholders (or the Bank on their behalf) in connection with such reletting, including, without limitation, all repossession costs, brokers' commissions, attorneys' fees, alteration costs and expenses of preparation for reletting.

         (3) Terminate this Lease Agreement, exclude the Partnership from possession of the Project and, if the Bondholders (or the Bank on their behalf) elect so to do, lease the same for the account of the Issuer, holding the Partnership liable for all rent due up to the date such lease is made for the account of the Issuer.

         (4) Have and exercise with respect to any or all personal property and fixtures included in the Project, all rights, remedies and powers of a secured party under the Alabama Uniform Commercial Code including without limitation the rights and powers set forth in the Indenture with respect thereto. To the extent permitted by law, the Partnership expressly waives any notice of sale or disposition of the Project and any rights or remedies of the Bondholders or Issuer with respect to, and the formalities prescribed by law relative to, the sale or disposition of the Project or to the exercise of any other right or remedy of the Bondholders or Issuer existing after default. To the extent that such notice is required and cannot be waived, the Partnership agrees that if such notice is given to the Partnership in accordance with the provisions hereof, at least ten days before the time of the sale or other disposition, such notice shall be deemed reasonable and shall fully satisfy any requirements for giving said notice.

         (5) Take whatever legal proceedings may appear necessary or desirable to collect the rent then due, whether by declaration or otherwise, or to enforce any obligation or covenant or agreement of the Partnership under this Lease Agreement or by law.

         SECTION 10.03   No Remedy Exclusive

         No remedy herein conferred upon or reserved to the Issuer or the Bondholders is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.

         SECTION 10.04   Agreement to Pay Attorneys' Fees and Expenses

         In the event the Partnership should default under any of the provisions of this Lease Agreement and the Issuer or the Bank or the Bondholders (in their own names or in the name and on behalf of the Issuer) should employ attorneys or incur other expenses for the collection of rent or the enforcement of performance or observance of any obligation or agreement on the part of the Partnership herein contained, the Partnership will on demand therefor pay to the Issuer, the Bank or the Bondholders (as the case may be) the reasonable fee of such attorneys and such other expenses.

         SECTION 10.05   No Additional Waiver Implied by One Waiver

         In the event any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         SECTION 10.06   Remedies Subject to Applicable Law

         All rights, remedies and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Lease Agreement invalid or unenforceable.


                                    ARTICLE 11

                                     Options

         SECTION 11.01   Options to Terminate

         The Partnership shall have, if not in default hereunder, the option to cancel or terminate this Lease Agreement at any time after full payment of the Bonds by giving the Issuer notice in writing of such termination and such termination shall forthwith become effective.

         SECTION 11.02   Option to Renew

         There shall be no option to renew the term of this Lease Agreement.

         SECTION 11.03 Option to Purchase Project Prior to Payment of the Bonds

         Anything in this Lease Agreement to the contrary notwithstanding, the Partnership shall, if not in default hereunder, have the option to purchase the Project at any time prior to the full payment of all Bonds Outstanding, if any of the following shall have occurred:

         (a) The Project or the Project Site or any part thereof shall have been damaged or destroyed (1) to such extent that, in the opinion of the Partnership, it cannot be reasonably restored within a period of two consecutive months substantially to the condition thereof immediately preceding such damage or destruction, or (2) to such extent that, in the opinion of the Partnership, the Partnership is thereby prevented from carrying on its normal operations at the Project for a period of two consecutive months; or (3) to such extent that the cost of restoration thereof would exceed the Net Proceeds of insurance carried thereon pursuant to the requirements of this Lease Agreement; or

         (b) Title to the Project or the Project Site or any part thereof or the leasehold estate of the Partnership in the Project created by this Lease Agreement or any part thereof shall have been taken under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority, which taking may result in the Partnership being thereby prevented from carrying on its normal operations at the Project or the Project Site for a period of two consecutive months; or

         (c) As a result of any changes in the Constitution of the State or the Constitution of the United States of America or of legislative or administrative action (whether state or Federal), or by final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Partnership in good faith, this Lease Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Partnership, including without limitation, the imposition of taxes of any kind on the Project or the income or profits of the Issuer therefrom, or upon the interest of the Partnership therein, which taxes were not being imposed on the date of this Lease Agreement.

         To exercise such option, the Partnership shall, within sixty days following the event authorizing the exercise of such option, give written notice to the Issuer and to the Bank for the benefit of the Bondholders and shall specify therein the date of closing such purchase. The purchase price payable by the Partnership in the event of the exercise of the option granted in this Section shall be such an amount as shall be required to prepay the entire unpaid principal amount of all Bonds then Outstanding, together with interest thereon to the date of such payment, in the same manner and order as specified in
Section 8.07 of the Indenture. The prepayment price shall be paid by the Partnership to the Bank for the benefit of the Bondholders.

         Upon the exercise of the option granted herein and the prepayment of the Bonds as provided in this Section, any Net Proceeds of insurance or condemnation award then on hand or thereafter received shall be paid to the Partnership.

         SECTION 11.04   Option to Purchase Project After Payment of the Bonds

         If no Event of Default exists hereunder, the Partnership shall have the option to purchase the Project at any time following full payment of the Bonds for a purchase price of one hundred dollars plus the expenses of the Issuer incurred in connection therewith. To exercise the option granted in this Section, the Partnership shall notify the Issuer of its intention so to exercise such option prior to the proposed date of purchase and shall on the date of purchase pay such purchase price to the Issuer. In the event the option granted in this Section 11.04 has not been exercised prior to the end of the Lease Term, then said option shall automatically be considered to be exercised upon the end of the Lease Term.

         SECTION 11.05   Option to Purchase Unimproved Project Site

         (a) The Partnership, if not in default hereunder, shall also have the option to purchase any Unimproved part of the Project Site at any time and from time to time at and for a purchase price equal to the pro rate cost thereof to the Issuer, provided that they furnish the Issuer and the Bank for the benefit of the Bondholders with the following:

         (i) A notice in writing containing (1) an adequate legal description of that portion of the Project Site with respect to which such option is to be exercised, which portion may include rights granted in party walls, the right to "tie-into" existing utilities, the right to connect and join any building, structure or improvement with existing Improvements on the Project Site, and the right of ingress or egress to and from the public highway which shall not interfere with the use and occupancy of existing Improvements, (2) a statement that the Partnership intends to purchase such portion of the Project Site on a date stated, (3) a description of the buildings, structures, or improvements to be erected on the portion to be purchased and (4) a statement that the use to which such portion of the Project Site will be devoted will be in furtherance of the purpose for which the Issuer was organized.

         (ii) A certificate of an Independent Engineer dated not more than ninety days prior to the date of the purchase and stating that, in the opinion of the person signing such certificate, (1) the portion of the Project Site with respect to which the option is exercised is not needed for the operation of the Project, (2) the buildings, structures or improvements described in the above certificate can be constructed on the real property to be purchased and (3) the severance of such portion of the Project Site from the Project and the construction thereon of the buildings, structures nd improvements above referred to will not impair the usefulness of the Improvements or the means of ingress thereto and egress therefrom.

         (iii) An amount of money equal to the purchase price computed as provided in this Section, which amount shall be applied to the prepayment of the principal of the Bonds on the earliest Business Day for which the required notice may be given, as provided in the Bonds.

         (b) Upon receipt by it of the notice and certificate required in this Section to be furnished by the Partnership and the payment by the Partnership to the Bank for the benefit of the Bondholders of the purchase price, the Issuer will promptly deliver to the Partnership the documents referred to in Section
11.06 hereof and will secure from the Bank a release from the lien of the Indenture of the portion of the Project Site with respect to which the Partnership shall have exercised the option granted in this Section.

         (c) If such option relates to a portion of the Project Site on which transportation or utility facilities are located, the Issuer shall retain an easement to use such transportation or utility facilities to the extent necessary for the efficient operation of the Project.

         (d) No purchase effected under the provisions of this Section shall affect the liability or the obligation of the Partnership for the payment of Basic Rent and additional rent in the amounts and at the times provided in this Lease Agreement or the performance of any other agreement, covenant or provision hereof, and there shall be no abatement or adjustment in rent by reason of the release of any such realty except as specified in this Section and the obligation and the liability of the Partnership shall continue in all respects as provided in this Lease Agreement, excluding, however, any realty so purchased.

         SECTION 11.06   Conveyance on Exercise of Option to Purchase

         At the closing of the purchase pursuant to the exercise of any option to purchase granted herein, the Issuer will upon receipt of the purchase price deliver to the Partnership documents conveying to the Partnership the property with respect to which such option was exercised, as such property then exists, subject to the following: (1) those liens and encumbrances, if any, to which title to said property was subject when conveyed to the Issuer; (2) these liens and encumbrances created by the Partnership or to the creation or suffering of which the Partnership consented; and (3) those liens and encumbrances resulting from the failure of the Partnership to perform or observe any of the agreements on its part contained in this Lease Agreement.


                                     ARTICLE 12

                                INTERNAL REVENUE CODE

         SECTION 12.01   Covenants Regarding the Code.

         The parties hereto recognize that the Bonds are being sold on the basis that the interest payable on the Bonds is excludable from gross income of the Bondholders for federal income taxation under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"). The Issuer and Partnership do each hereby covenant and agree with the Bondholders that neither the Partnership nor the Issuer will take any action, or omit to take any action, permit any action to be taken, or fail to require any action to be taken, with respect to the Project or the Bonds, that would cause the interest on the Bonds to be or become includable in the gross income of the registered owners thereof for federal income taxation, and further covenant and agree that: (i) the proceeds of the Bonds shall not be used or applied in such manner as to cause any Bond to be or become an "arbitrage bond" as that term is defined in Section 148 of the Code; (ii) ninety-five percent (95%) or more of the net proceeds of the Bonds will be used for the acquisition, construction, reconstruction, or improvement of land or property of a character subject to the allowance for depreciation, within the meaning of Section 144 of the Code; (iii) the proceeds of the Bonds will be used for the acquisition, construction and equipping of the Project or for issuance expenses with respect to the Bonds, or shall be rebated to the United States of America as provided in the Indenture, and no part of the proceeds of the Bonds are to be used by the Partnership, directly or indirectly, for working capital, or to finance inventory, or to acquire any facility or asset which may not, under the Code, be financed in whole or in part with the proceeds of obligations the interest on which is excludable from gross income for federal income taxation; (iv) the proceeds of the Bonds shall not be used for the acquisition, construction, reconstruction or improvement of any property which would cause the average maturity of the Bonds to exceed 120 percent of the average reasonably expected economic life of the facilities financed with the net proceeds of the Bonds, within the meaning of Section 147(b) of the Code; (v) neither the Bonds nor any of the proceeds therefrom shall ever be federally guaranteed, within the meaning of Section 149(b) of the Code, except as expressly provided in said Section 149(b); (vi) none of the proceeds of the Bonds shall be used to acquire (directly or indirectly) any land (or any interest therein) to be used for farming purposes; (vii) less than twenty- five percent (25%) of the proceeds of the Bonds shall be used to acquire (directly or indirectly) any land (or any interest therein); (viii) none of the net proceeds of the Bonds shall be used to acquire any property, or any interest therein (including without limitation buildings, structures, facilities, improvements, equipment, machinery or other personal property) the first use of which property was not pursuant to such acquisition with the proceeds of the Bonds; (ix) no person shall ever be allowed to use, occupy, or otherwise derive any benefit whatsoever from the Project, or any part thereof, if the effect thereof shall result in a test period beneficiary (as defined in Section 144(a) (10) of the Code) having allocated to it and outstanding tax-exempt facility- related bonds (as defined in Section 144(a) (10) of the Code) in an aggregate principal amount exceeding $40,000,000; and (x) no more than two percent (2%) of the proceeds of the Bonds shall be used to finance the issuance costs of the Bonds; (xi) during the applicable period, the $10,000,000 limit on bonds and capital expenditures as set forth in Section 144(a)(4) shall not be exceeded; and (xii) the proceeds of the Bonds shall not be used for the payment of any Project Cost paid or incurred prior to the date of the Inducement Agreement (September 12, 1992) and the Bonds are being issued within not more than one year after completion of the Project.

         SECTION 12.02 Partnership's Obligation If Interest on the Bonds Is Determined To Be Includable in Gross Income for Federal Income Taxation.

          (a) If the Commissioner of Internal Revenue makes a determination that interest on the Bonds is not excludable from gross income for federal income taxation pursuant to Section 103 for any reason other than the operation of
Section 147(a) of the Code, and the Partnership exhausts (at its sole expense) or fails to pursue in a timely manner any administrative or judicial remedy available to it with respect to such determination, the Issuer or the Bondholders shall notify the Partnership in writing that all outstanding Bonds shall be prepaid on the next practicable interest payment date, irrespective of whether the Partnership has violated any covenant or representation in this Lease Agreement. Within thirty days after the receipt of such notice the Partnership shall either

         (i)  purchase the Project from  the  Issuer for the price  specified in
         subsection (b) of this Section, which purchase price shall   be paid to
          the Bank for the benefit of the Bondholders, or

         (ii) pay to the Bank for the benefit of the Bondholders the sum specified in subsection (b) of this Section, in which event the Partnership shall be entitled to the use and occupancy of the Project until the expiration of the term provided for herein without the payment of any further rent, but otherwise on all of the terms and conditions hereof, except that the Partnership shall not be required to carry any insurance for the benefit of the Bondholders.

Any other options of the Partnership to purchase the Project shall be superseded by its mandatory obligation to elect one of the alternatives set forth in this subsection (a).

         (b) The price payable by the Partnership for the Project in the event interest on the Bonds is determined to be includable in gross income for federal income taxation as provided in subsection (a), or the amount payable to the Bank for the benefit of the Bondholders in lieu of purchasing the Project, shall be equal to the sum of the following:

         (i)  the principal amount   of all   outstanding   Bonds plus   accrued
         interest thereon to the date of their prepayment;

         (ii) the Bank's fees and expenses under the Indenture accrued and to accrue until the prepayment of all Bonds; and

         (iii) a  premium   for each  Bond  the  interest  on  which  has   been
         determined to be taxable (whether or not such Bond has matured) equal to 3% of the principal amount of such Bond determined to be taxable.

         (c) Upon payment by the Partnership of the amount specified in subsection (b) of this Section, the Issuer shall call the outstanding Bonds for prepayment on the next practicable interest payment date. The Issuer shall cause the Bank to pay to the registered owner of each Bond being prepaid, in addition to the principal amount of such Bond and the interest accrued thereon to the prepayment date, that portion of the premium (calculated under clause (iii) of subsection (b) of this Section) allocable to such Bond, and the Issuer shall cause the Bank to pay to the last registered owner of each taxable Bond all or a portion of the principal amount of which has already matured, the premium (calculated under clause (iii) of subsection (b) of this Section) allocable to such taxable principal amount of such Bond.

         SECTION 12.03   Federal Rebate Payments.

         The provisions of Article 9 of the Indenture with respect to federal rebate payments are incorporated herein by reference, and the Partnership shall comply with said provisions and shall perform and discharge all obligations, duties and responsibilities imposed upon the Partnership under said Article, including without limitation the payment of all required rebates to the United States of America and the maintenance of all records with respect thereto.

         IN WITNESS WHEREOF, the Issuer has caused this Lease Agreement to be executed in its name and its seal to be hereunto affixed and the same to be attested, all by its duly authorized officers, and the Partnership has caused this Lease Agreement to be executed by all of its general partners, and the parties hereto have caused this Lease Agreement to be dated as of February 1, 1994.

                             THE INDUSTRIAL DEVELOPMENT BOARD OF
                             THE TOWN OF ADDISON


                             By /S/ KENNETH SUDDERT
                                -----------------------------
                                Its Chairman
S E A L

Attest: /S/ GARY HYATT
        -------------------------
        Its Secretary




                             WINSTON COUNTY INDUSTRIAL DEVELOPMENT ASSOCIATION (an Alabama general partnership)


                             By  /S/ DAVID A. ROBERSON
                                -----------------------------
                                David A. Roberson, A General Partner
                                on behalf of said Partnership

STATE OF ALABAMA  )
                  )
WINSTON COUNTY    )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Kenneth Sudduth, whose name as Chairman of the Board of Directors of The Industrial Development Board of the Town of Addison, a public corporation, is signed to the foregoing Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

         Given under my hand and seal this the 28th day of February, 1994.



                             /S/ LOU ANN MARCUM
                             ----------------------------
                             Notary Public

NOTARIAL SEAL

My commission expires:     7/16/95
                        ------------


STATE OF ALABAMA  )
                  )
JEFFERSON)COUNTY  )

         I, undersigned, a Notary Public in and for said County in said State, hereby certify that David A. Roberson whose name as a general partner of Winston County Industrial Development Association, an Alabama general partnership, is signed to the foregoing Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such general partner and with full authority, executed the same voluntarily for and as the act of said general partnership.

         Given under my hand and seal this the 1st day of March, 1994.



                             /S/ CHARLES HAYES
                             ------------------------------
                             Notary Public

NOTARIAL SEAL

My commission expires:   3/14/97
                        ----------


                              LEASE AGREEMENT
------------------------------------------------------------------

                            Dated as of February 1, 1994



                                      Between



                           The Industrial Development Board
                                 of the Town of Addison


                                         and


                     Winston County Industrial Development Association
                             (an Alabama general partnership)

------------------------------------------------------------------

This Lease Agreement was prepared by Charles Hayes of Walston,
Stabler, Wells, Anderson & Bains, Financial Center, 505 North 20th Street, Suite 500, Birmingham, Alabama 35203
------------------------------------------------------------------

                                     EXHIBIT A
                                         to
                                   Lease Agreement
                                     dated as of
                                  February 1, 1994

                                        from

                          The Industrial Development Board
                              of the Town of Addison

                                         to

                     Winston County Industrial Development Association

                --------------------------------------------------------

                  Heating and air conditioning equipment and facilities, electrical equipment and facilities, fire suppression and extinguishment equipment and facilities, plumbing fixtures, and building materials and supplies, installed in or about or incorporated in the Project.

                                 TABLE OF CONTENTS

                                                                            Page

Parties....................................................................... 1
Recitals...................................................................... 1


                                     ARTICLE 1

                         Definitions and Other Provisions
                               of General Application

         SECTION 1.01    Definitions.........................................  2
         SECTION 1.02    Date of Lease Agreement.............................  7
         SECTION 1.03    Separability Clause.................................  7
         SECTION 1.04    Effect of Headings and Table of
                  Contents...................................................  7
         SECTION 1.05    Successors and Assigns..............................  7
         SECTION 1.06    Governing Law.......................................  7
         SECTION 1.07    Execution Counterparts..............................  7
         SECTION 1.08    Covenant of Quiet Enjoyment.........................  8
         SECTION 1.09    Issuer's Liabilities Limited........................  8
         SECTION 1.10    Prior Agreements Canceled...........................  8
         SECTION 1.11    Notices.............................................  8
         SECTION 1.12    The Special Funds...................................  9

                                     ARTICLE 2

                         Representations and Warranties

         SECTION 2.01    Representations by the Issuer.......................  9
         SECTION 2.02    Representations by the Partnership..................  9

                                     ARTICLE 3

                                 Demising Clauses............................ 10

                                     ARTICLE 4

                                    The Project

         SECTION 4.01    Acquisition of Project; Payment of Excess
                                    Project Costs............................ 11
         SECTION 4.02    No Warranty of Suitability by Issuer................ 13
         SECTION 4.03    Issuer to Pursue Remedies Against
                  Vendors, andtractors and Subcontractors and
                  Their Sureties............................................. 13
         SECTION 4.04    Completion of the Project........................... 14
         SECTION 4.05    Title Insurance..................................... 14

                                     ARTICLE 5

                              Duration of Lease Term
                              and Rental Provisions

         SECTION 5.01    Duration of Term.................................... 15
         SECTION 5.02    Rental and Payment Provisions; Net
                  Lease...................................................... 15
         SECTION 5.03    Advances by Issuer or Bondholders................... 16
         SECTION 5.04    Indemnity of Issuer and Bondholders................. 16
         SECTION 5.05    Obligations of Partnership Unconditional;
                         Limited Recourse Against Partners................... 17

                                     ARTICLE 6

         Maintenance, Alterations, Replacements, Insurance; and
         Environmental Compliance

         SECTION 6.01    Maintenance and Repairs............................. 19
         SECTION 6.02    Removal of, Substitution and Replacement
                                    for Equipment............................ 20
         SECTION 6.03    Taxes, Other Governmental Charges and
                  Utility Charges............................................ 21
         SECTION 6.04    Insurance Required.................................. 21
         SECTION 6.05    Installation By Partnership of Own
                  Machinery and Equipment.................................... 23
         SECTION 6.06    Environmental Compliance............................ 23

                                     ARTICLE 7

                             Provisions Respecting Damage,
                              Destruction and Condemnation

         SECTION 7.01    Damage and Destruction.............................. 25
         SECTION 7.02    Condemnation............. .......................... 26

                                     ARTICLE 8

                      Certain Provisions Relating to Assignment,
                 Subleasing, Mortgaging and Redemption of the Bonds

         SECTION 8.01    Provisions Relating to Assignment and
                                    Subleasing............................... 28
         SECTION 8.02    Assignment of Lease Agreement and Rents
                                    by the Issuer..................... ...... 28
         SECTION 8.03    Restrictions on Mortgage or Sale of
                  Project by Issuer;Consolidation or Merger
                  of, or Transfer ofIssuers by, ............................. 29
         SECTION 8.04    Redemption of Bonds................................. 29

                                     ARTICLE 9

                     Covenants of the Partnership and the Partners

         SECTION 9.01    Covenants of the Partnership........................ 29
         SECTION 9.02    Covenants of the Partners........................... 31

                                    ARTICLE 10

                           Events of Default and Remedies

         SECTION 10.01   Events of Default Defined........................... 31
         SECTION 10.02   Remedies on Default................................. 33
         SECTION 10.03   No Remedy Exclusive ................................ 34
         SECTION 10.04   Agreement to Pay Attorneys' Fees and
                  Expenses .................................................. 34
         SECTION 10.05   No Additional Waiver Implied by One
                  Waiver .................................................... 34
         SECTION 10.06   Remedies Subject to Applicable Law.................. 34

                                    ARTICLE 11

                                     Options

         SECTION 11.01   Options to Terminate................................ 35
         SECTION 11.02   Option to Renew..................................... 35
         SECTION 11.03   Option to Purchase Project Prior to
                  Payment of the Bonds....................................... 35
         SECTION 11.04   Option to Purchase Project After Payment
                         of the Bonds........................................ 36
         SECTION 11.05   Option to Purchase Unimproved Project Site  ........ 36
         SECTION 11.06   Conveyance on Exercise of Option to
                  Purchase  ................................................. 38






Testimonium...................................................................34
Signatures....................................................................34
Acknowledgments...............................................................35


EXHIBIT A - Description of Equipment